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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  MARCH 1, 2002
                Date of Report (Date of Earliest Event Reported)




                               NASHUA CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)



         1-5492-1                                        02-0170100
  (Commission File Number)                  (I.R.S. Employer Identification No.)



                         11 TRAFALGAR SQUARE, 2ND FLOOR
                           NASHUA, NEW HAMPSHIRE 03063
                    (Address of Principal Executive Offices)


                                  (603)880-2323
              (Registrant's Telephone Number, Including Area Code)



                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)




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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5 - OTHER EVENTS

     On March 1, 2002, Nashua Corporation (the "Registrant") entered into a Credit Agreement (the "Credit Agreement") with LaSalle Bank National Association, as Agent, and other financial institutions party thereto. The Credit Agreement consists of a term loan commitment of $10 million and a revolving loan commitment of $30 million. Borrowings under the Credit Agreement are collateralized by a security interest in the Registrant's accounts receivable, inventory, certain machinery and equipment and real estate located in Merrimack, New Hampshire. The Credit Agreement replaced the Registrant's prior Loan Agreement, which was scheduled to expire on June 30, 2002. Interest on loans outstanding under the Credit Agreement, at the Registrant's option, are either at a rate per annum equal to the Base Rate (prime) or LIBOR, plus an applicable margin. The initial Base Rate margin is .75 percent per annum through June 30, 2002, after which it ranges from zero up to .75 percent per annum based on the Registrant's total debt to EBITDA ratio. The initial LIBOR margin is 2.75 percent per annum through June 30, 2002, after which it ranges from 1.75 percent per annum up to 2.75 percent per annum based on the Registrant's total debt to EBITDA ratio. The Registrant is also subject to a non-use fee for any unutilized portion of the revolving loan under the Credit Agreement which ranges from .25 percent to .50 percent based on the Registrant's total debt to EBITDA ratio. The maturity date of the Credit Agreement is February 28, 2005. Under the terms of the Credit Agreement, the Registrant is required to maintain certain financial covenants, such as a Funded Debt to EBITDA Ratio and a Fixed Charge Coverage Ratio, in each case as defined in the Credit Agreement. The Credit Agreement also limits, among other things, the payment of dividends, capital expenditures, the incurrence of additional debt and restricts the sale of certain assets and merger or acquisition activities by the Registrant, without prior consent of the lenders. The Credit Agreement is attached to this Current Report on Form 8-K as
Exhibit 10.1, and the information contained in the Credit Agreement is incorporated herein by reference.

     A copy of the press release issued by the Registrant on March 4, 2002 relating to the Credit Agreement is attached hereto as Exhibit 99.1.


ITEM 7 - EXHIBITS

    EXHIBIT
    NUMBER                             DESCRIPTION
    -------                            -----------

     10.1 Credit Agreement, dated as of March 1, 2002, among Nashua Corporation, LaSalle National Bank National Association, as Agent, and other financial institutions party thereto.

     99.1           Press release of Nashua Corporation, dated March 4, 2002.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       NASHUA CORPORATION



Date:  March 14, 2002                  By /s/ John L. Patenaude
                                         --------------------------------------
                                          John L. Patenaude
                                          Vice President-Finance, Chief
                                          Financial Officer and Treasurer


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                                  EXHIBIT INDEX



   EXHIBIT
   NUMBER                             DESCRIPTION
   -------                            -----------

    10.1 Credit Agreement, dated as of March 1, 2002, among Nashua Corporation, LaSalle National Bank National Association, as Agent, and other financial institutions party thereto.

    99.1            Press release of Nashua Corporation, dated March 4, 2002.